Exhibit 99.1

EXECUTION COPY

SECOND AMENDMENT AND AGENCY ASSIGNMENT AGREEMENT

This agreement (this “Agreement”) is entered into as of June 1, 2005 by and among SMTC CORPORATION, a Delaware corporation (“Holdings”), HTM HOLDINGS, INC., a Delaware corporation (the “Borrower”), SMTC MANUFACTURING CORPORATION OF CANADA, a corporation organized under the laws of the Province of Ontario, Canada (“SMTC-Canada” and together with Holdings and the Borrower, the “Credit Parties”), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the “Arranger”), THE BANK OF NOVA SCOTIA, as syndication agent (in such capacity, the “Syndication Agent”), LEHMAN COMMERCIAL PAPER INC. (“Prior Agent”), both individually and as General Administrative Agent and Collateral Monitoring Agent (these and all other capitalized terms not defined herein shall have the meanings set forth in the “Credit Agreement” as defined below), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), as documentation agent (in such capacity, the “Documentation Agent”) and as a Lender, and the other Lenders signatory hereto.

RECITALS

WHEREAS, the Credit Parties, the Arranger, the Syndication Agent, the General Administrative Agent and the Collateral Monitoring Agent, the Documentation Agent, the Lenders, and certain other parties thereto have entered into a Second Amended and Restated Secured Credit Agreement dated as of June 1, 2004 (as heretofore or hereafter amended, modified, supplemented or restated, the “Credit Agreement”);

WHEREAS, Prior Agent desires to resign as General Administrative Agent and Collateral Monitoring Agent and GECC desires to be appointed as the successor General Administrative Agent and Collateral Monitoring Agent and the parties hereto desire to consent to such resignation and appointment and to amend the Loan Documents accordingly;

WHEREAS, Holdings and the Borrower requested that the Lenders agree to amend certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

WHEREAS, the Lenders have consented to the requested amendments in the manner set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Resignation and Appointment of General Administrative Agent and Collateral Monitoring Agent. Prior Agent hereby notifies each Lender and the other Agents that it hereby resigns as General Administrative Agent and Collateral Monitoring Agent as provided under Section 14.9 of the Credit Agreement. GECC, in its capacity as a Lender, and each of the other Lenders party hereto, collectively constituting the Required Lenders, hereby appoint GECC, in its individual capacity, as General Administrative Agent and Collateral Monitoring Agent and

GECC hereby accepts and approves such appointment. All parties hereto waive the notice requirements of Section 14.9 of the Credit Agreement. Each of the parties hereto agree to execute all documents GECC believes are necessary or desirable to evidence its appointment as the successor General Administrative Agent and Collateral Monitoring Agent. Each Credit Party, each Lender and GECC hereby confirm that all of the provisions of (i) Sections 7.12 (Indemnity), 7.13 (Taxes), 15.2 (Notices) and 15.5 (Payment of Expenses) of the Credit Agreement, and (ii) Section 8.4 of the Second Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2004, made by each of the signatories thereto (the “Grantors”) in favor of the General Administrative Agent for the Lenders (as heretofore or hereafter amended, modified, supplemented or restated, the “Guarantee and Collateral Agreement”), as they pertain to the resigning General Administrative Agent or Collateral Monitoring Agent, as the case may be, shall survive Prior Agent’s resignation hereunder, and inure to the benefit of Prior Agent as to any actions taken or omitted to be taken by Prior Agent while it was General Administrative Agent or Collateral Monitoring Agent and as to any actions taken or omitted to be taken by Prior Agent pursuant to this Agreement.

2. Amendment to the Credit Agreement and Loan Documents.

(a) The following definitions contained in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

“Collateral Monitoring Agent”: General Electric Capital Corporation, together with its affiliates, as collateral monitoring agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Section 14.9.

“General Administrative Agent”: General Electric Capital Corporation, together with it affiliates, as general administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto appointed pursuant to Section 14.9.

“Prime Rate” means, for any day, a floating rate equal to the rate publicly quoted from time to time by The Wall Street Journal as the “base rate on corporate loans posted by at least 75% of the nation’s 30 larger banks” (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

(b) The definition of “Reference Lender” contained in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

(c) The third sub-paragraph of Section 15.2 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

The General Administrative Agent:	General Electric Capital Corporation
500 West Monroe Street
Chicago, IL 60661
ATTN: Kathleen Bird Re.: SMTC
Telecopy: (312) 441-7030

(d) The fifth sub-paragraph of Section 15.2 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

The Collateral Monitoring Agent:	General Electric Capital Corporation
500 West Monroe Street
Chicago, IL 60661
ATTN: Kathleen Bird Re.: SMTC
Telecopy: (312) 441-7030

(e) Each reference to “General Administrative Agent” or “Collateral Monitoring Agent” in the Credit Agreement, the Guarantee and Collateral Agreement, each of the other Loan Documents and all other agreements, documents or instruments previously or hereafter executed and delivered pursuant to the terms thereof shall mean a reference to “General Electric Capital Corporation” or “GECC”, in its individually capacity, as General Administrative Agent or as Collateral Monitoring Agent, as applicable.

(f) Section 11.1(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

“(e) Minimum Cumulative Consolidated EBITDA. Permit the cumulative Consolidated EBITDA of Holdings and its Subsidiaries for the consolidated four fiscal quarters ending on each test period date set forth below to be less than the amount set forth opposite such date.

Test Period Date	Time Period	Minimum EBITDA
End of first fiscal quarter 2005	Consolidated four fiscal quarters ending the first fiscal quarter 2005	US$ 6,000,000

End of second fiscal quarter 2005	Consolidated four fiscal quarters ending the second fiscal quarter 2005	US$ 4,500,000

End of third fiscal quarter 2005	Consolidated four fiscal quarters ending the third fiscal quarter 2005	US$ 4,500,000

End of fourth fiscal quarter 2005	Consolidated four fiscal quarters ending the fourth fiscal quarter 2005	US$ 7,000,000

End of all fiscal quarters thereafter	Consolidated rolling four fiscal quarter basis	US$ 10,000,000”

3. Assignment of Liens; Collateral Agent.

(a) Prior Agent, as General Administrative Agent, hereby assigns all Liens and security interests under the Guarantee and Collateral Agreement and the other Loan Documents to GECC, as General Administrative Agent, including, without limitation, all Liens with respect to intellectual property filed with the United States Patent and Trademark Office and the United States Copyright Office. Notwithstanding anything to the contrary, all of such Liens and security interests shall in all respects be continuing and in effect and are hereby reaffirmed.

(b) Without limiting the generality of the foregoing and notwithstanding anything herein to the contrary, Prior Agent hereby agrees, to the extent that any Lien is not effectively assigned to GECC as of the date hereof, to act, at the cost and expense of the Borrower, as the collateral agent for GECC, as agent with respect to all Liens and security interests under the Guarantee and Collateral Agreement and the other Loan Documents for the period beginning on the Effective Date (as hereinafter defined) and ending sixty (60) days thereafter or such earlier date as GECC may request (it being understood and agreed that any reference to Prior Agent on any publicly filed document, to the extent such filing relates to the Liens assigned hereby and until such filing is modified to reflect the interests of GECC, shall, with respect to such Liens, constitute a reference to Prior Agent as collateral agent of GECC). Prior Agent agrees that it will take such actions as GECC may reasonably request, at the expense of the Borrower, to preserve all such Liens and security interests under the Guarantee and Collateral Agreement and the other Loan Documents and to effect their assignment to GECC. Except as provided in the preceding sentence, the parties hereto agree that Prior Agent’s role as collateral agent shall impose no duties, obligations or liabilities on Prior Agent.

4. Representations and Warranties of Prior Agent and GECC.

(a) Prior Agent hereby represents and warrants that it is legally authorized to enter into this Agreement.

(b) GECC hereby represents and warrants that it is legally authorized to enter into this Agreement.

5. Representations and Warranties of Credit Parties.

(a) The Recitals in this Agreement are true and correct in all respects.

(b) Each of the Credit Parties hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate only to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8 to “this Agreement” shall be deemed to be a reference to both this Agreement and to the Credit Agreement as amended and modified by this Agreement.

(c) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

(d) Each of the Credit Parties has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Agreement has been duly executed by each of the Credit Parties and the other documents and agreements executed and delivered in connection herewith to which any of the Credit Parties is a party have been duly executed and delivered by each of them.

(e) This Agreement is the legal, valid and binding obligation of each of the Credit Parties.

(f) There is no pending or, to the knowledge of any of the Credit Parties after due inquiry, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Agreement and the other documents and agreements executed or delivered in connection herewith.

6. Payments. From and after the Effective Date, the Payment Office under and as defined in the Credit Agreement shall be the account of GECC, as General Administrative Agent, at Deutsche Bank Trust Company Americas, New York, New York, ABA No. 021-001-033, Account No. 502-328-54, Account Name: GECC/CAF Depository, Reference GE Capital re: SMTC Corporation, or such other account as the General Administrative Agent may thereafter specify from time to time as its payment office by notice to the Borrower and the Lenders.

7. Conditions Precedent to Effectiveness. This Agreement shall not be effective unless and until the date (the “Effective Date”), when each of the following conditions shall have been satisfied in the sole discretion of GECC:

(a) Each of the Required Lenders (which shall include Prior Agent and GECC) shall have delivered to GECC executed counterparts of this Agreement;

(b) Each of the parties designated to be a signatory to the attached Acknowledgment of Second Amendment and Agency Assignment Agreement shall have delivered to GECC executed counterparts of such Acknowledgment;

(c) The parties thereto shall have entered into an amendment to the Guarantee and Collateral Agreement, in form and substance satisfactory to GECC, reflecting that GECC has become General Administrative Agent and Collateral Monitoring Agent, as applicable;

(d) The parties thereto shall have entered into an amendment to the Intercreditor Agreement, in form and substance satisfactory to GECC, reflecting that GECC has become General Administrative Agent and Collateral Monitoring Agent, as applicable;

(e) Borrower shall have reimbursed each of GECC and the Prior Agent (including any Person which is resigning or assuming such respective capacity) for all its costs and expenses including, without limitation, reasonable legal fees and expenses incurred by GECC and the Prior Agent in connection with the negotiation, execution and delivery of this Agreement and the actions contemplated hereby;

(f) Delivery to GECC of an executed fee letter;

(g) Delivery to GECC of executed third-party notices, if any, in form and substance satisfactory to GECC which GECC deems are desirable or necessary (including, without limitation, notices to be sent to any Credit Party’s debt holders, equityholders or landlords); and

(h) Delivery to GECC of such agreements, documents or instruments necessary or desirable to effect the agency transfers contemplated hereby as GECC may reasonably request in form and substance satisfactory to GECC in its sole discretion.

8. Further Assurances. Without limiting their obligations in any way under any of the Loan Documents, the Credit Parties reaffirm and acknowledge their obligations to GECC as General Administrative Agent, Collateral Monitoring Agent and/or a Lender with respect to the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken shall be to the satisfaction of GECC notwithstanding whether any of the foregoing was or were previously satisfactory to Prior Agent in its previous capacity as General Administrative Agent, Collateral Monitoring Agent or Lender.

9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of Prior Agent, the Lenders and GECC and shall be binding upon the successors and assigns of the Credit Parties.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

11. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

13. Release of Claims. Each of the Credit Parties hereby releases, remises, acquits and forever discharges each Lender, each Agent and the Syndication Agent (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Agreement or the Loan Documents (collectively, the “Released Matters”). The Credit Parties each hereby acknowledges that the agreements in this Section 13 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Credit Parties each hereby represents and warrants to each Lender, each Agent and the Syndication Agent (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Credit Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC., individually and as General Administrative Agent and Collateral Monitoring Agent

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Vice President

Signature Page to Second Amendment and Agency Assignment Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as the successor General Administrative Agent and Collateral Monitoring Agent, the Documentation Agent and a Lender

By:	/s/ Kathleen M. Bird
Name:	Kathleen M. Bird
Title:	Senior Vice President

Signature Page to Second Amendment and Agency Assignment Agreement

THE BANK OF NOVA SCOTIA, as Syndication Agent and a Lender

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Director

Signature Page to Second Amendment and Agency Assignment Agreement

IBM CANADA, LTD., as a Lender

By:	/s/ Luc Grenon
Name:	Luc Grenon
Title:	GM, IBM Global Financing

Signature Page to Second Amendment and Agency Assignment Agreement

CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender

By:	/s/ Steve Martin
Name:	Steve Martin
Title:	Vice President

By:	/s/ Lincoln Burkitt
Name:	Lincoln Burkitt
Title:	Vice President, OTC Derivative Support

Signature Page to Second Amendment and Agency Assignment Agreement

AMMC CDO I, LIMITED, as a Lender

	By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Signature Page to Second Amendment and Agency Assignment Agreement

AMMC CDO II, LIMITED, as a Lender

	By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Signature Page to Second Amendment and Agency Assignment Agreement

SPCP GROUP, L.L.C., as a Lender

By:	/s/ Jeffrey A. Gelfand
Name:	Jeffrey A. Gelfand
Title:	Authorized Signatory

Signature Page to Second Amendment and Agency Assignment Agreement

SMTC CORPORATION

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Second Amendment and Agency Assignment Agreement

HTM HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Second Amendment and Agency Assignment Agreement

SMTC MANUFACTURING CORPORATION

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Second Amendment and Agency Assignment Agreement

Acknowledgement of Second Amendment and Agency Assignment Agreement

Each of the undersigned (i) acknowledges receipt of a copy of the Second Amendment and Agency Assignment Agreement dated as of June 1, 2005 (the “Agreement”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement), by and among Credit Parties, Arranger, Syndication Agent, Prior Agent, the Lenders party thereto and General Electric Capital Corporation, (ii) consents to such Agreement and each of the transactions referenced in the Agreement and (iii) hereby acknowledges the assignment, delegation and assumption contained in the Agreement and agrees, in its respective capacities as debtor, obligor, grantor, mortgagor, pledgor, guarantor, surety, indemnitor, assignor and each other similar capacity, if any, in which any such entity or person has previously granted Liens on all or any part of its real, personal or intellectual property pursuant to the Credit Agreement or any other Loan Document or has guaranteed the repayment of the Borrower Obligations pursuant to any of the foregoing agreements, that such assignment, delegation and assumption shall not affect in any way all or any of such Liens or repayment obligations of such entity, all of which Liens and repayment obligations remain and shall continue to in full force and effect and each of which is hereby ratified, confirmed and reaffirmed in all respects.

[Signature page follows]

SMTC MANUFACTURING
CORPORATION OF TEXAS

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING
CORPORATION OF CALIFORNIA

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING
CORPORATION OF WISCONSIN

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MEX HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING
CORPORATION OF MASSACHUSETTS

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President